UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2010 (March 9, 2010)

Chinawe.com Inc.
(Exact name of registrant as specified in its charter)

California	000-29169	95-462728
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1208, Block A, Fuk Keung Industrial Building, 66-68 Tong Mei Road, Kowloon, Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (852) 238-0818

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

The Board of Directors (the “Board”) of Chinawe.com Inc. (the “Company”), effective March 9, 2010, dismissed Mazars CPA Limited (“Mazars”), as the Company’s independent auditors. Mazars had been the Company’s auditors since June 29, 2007. The Board dismissed Mazars in order to engage less costly independent auditors.

Mazars’ audit report on the Company’s consolidated financial statements for each of the past two fiscal years did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that Mazars’ reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and 2007 included an explanatory paragraph describing the uncertainty as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the subsequent interim period on or prior to March 9, 2010, (a) there were no disagreements between the Company and Mazars on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Mazars, would have caused Mazars to make reference to the subject matter of the disagreement in connection with its report; and (b) no reportable events as set forth in Item 304(a)(1)(v)(A) through (D) of Regulation S-K have occurred.

The Company has provided Mazars with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”) and has requested that Mazars furnish it with a letter addressed to the SEC stating whether Mazars agrees with the above statements and if not, stating the respects in which it does not agree. A copy of such letter, dated March 26, 2010, is filed as Exhibit 16.1 hereto and is incorporated by reference herein.

The Board appointed Parker Randall CF (H. K.) CPA Limited (“Parker Randall”) as the Company’s new independent auditors, effective from March 15, 2010.

During the Company’s two most recent fiscal years and subsequent interim period on or prior to March 15, 2010, the Company did not consult with Parker Randall regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 16.1	Letter from Mazars CPA Limited, dated March 26, 2010, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 26, 2010

CHINAWE.COM INC.

By: /s/ Man Keung Wai
Man Keung Wai
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 16.1	Letter from Mazars CPA Limited, dated March 26, 2010, to the Securities and Exchange Commission.

4